As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Babson Capital Global Short Duration

High Yield Fund

(Exact name of registrant as specified in charter)

550 South Tryon Street, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

2014

Babson Capital Global Short Duration High Yield Fund

c / o Babson Capital Management LLC

550 South Tryon St.

Charlotte, NC 28202

704.805.7200

http://www.BabsonCapital.com/bgh

ADVISER

Babson Capital Management LLC

550 South Tryon St.

Suite 3300

Charlotte, NC 28202

SUB-ADVISOR

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston St.

Boston, Massachusetts 02110

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Dr.

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-855-439-5459; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

OFFICERS OF THE FUND

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

Dear Fellow Shareholders,

It is our pleasure to provide you with the 2014 Semi-Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”). We continue to believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credits with a fundamental bottom-up approach to managing credit. Through this time-tested process coupled with our deep resources, we can provide investors what we believe to be the best relative value opportunities in the global high yield market across jurisdictions, industries, credit quality, and within corporate capital structures. As a result, we seek to deliver an attractive level of current income to our shareholders for years to come.

As a reminder, the global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio such as additional diversification, higher credit quality, increased yield, and lower duration. We emphasize a diversified portfolio of global high yield assets coupled with special attention to limiting the duration of the portfolio and closely monitoring the Fund’s exposure to CCC-rated assets.

Market Review

The global high yield market continued its strong performance from the fourth quarter of 2013 into the first quarter of 2014, benefiting early in the first quarter from a flight from stocks to safer investments, as markets came under pressure due to developing stress in emerging markets, and a turn in U.S. economic momentum. As the quarter progressed, global markets rallied, and were aided by investors’ willingness to attribute weak economic data to severe winter weather conditions experienced across the U.S. The end of the first quarter brought an escalation of tensions between Russia and Ukraine, continued worry around China’s growth/credit, as well as a rise in treasury yields. During March, the 5-year and 10-year treasury yields increased to 1.72% and 2.72%, respectively.

The second quarter brought a recovery in key economic data points (U.S. Services/Manufacturing PMIs, existing/new homes sales, labor market indicators), lower treasury yields, and a decline in the VIX volatility index, which reached a decade low in May. In Europe, 10-year Bund yields fell to 1.30% by the end of June. The second quarter also experienced easing geopolitical risks in the Ukraine (although tension in Iraq at the end of the quarter caused Brent Crude to rise to a nine month high), elevated merger and acquisition activity, the continued bid for U.S. Treasuries, the European Central Bank’s introduction of a negative deposit interest rate of -0.1% as well as further rate cuts in June, and the largest leveraged finance deal ever (Numericable Group SA and Altice SA’s pricing a combined $16.7 billion in loans and bonds in the U.S. and Europe).

In terms of new-issue activity, high yield bond issuance continued at a robust pace in the first two quarters of 2014 in both the U.S. and Europe. New issuance in the first half of 2014 in the U.S. and Europe reached $181.0 billion and €84.6 billion, respectively. Proceeds from new issuance were predominantly used for refinancing activity. The trend of positive flows from the first quarter continued into the second quarter, bringing the year-to-date total for inflows into the U.S. and European high yield bond markets to $7.1 billion and €9.0 billion, respectively. The low default environment continued through the second quarter, and we believe defaults will remain low going forward. Performance for the market has remained positive each month year-to-date both in the U.S. and in Europe, and we believe that overall market technicals remain strong.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a well-diversified portfolio of 146 issuers, which is a slight increase from the beginning of the year. A majority of the issuers are still domiciled in the U.S. (63.2%) followed by the U.K. (15.1%) and Italy (2.9%) – see Country Composition chart on page 4. Overall, the portfolio composition from a geographical standpoint has not changed significantly since the beginning of the year. While maintaining a significant presence in the U.S. market, we continue to take advantage of opportunistic investments in Western Europe to further diversify the portfolio, reduce duration and potentially increase the portfolio yield.

As of June 30, 2014, the Fund remained well positioned across the credit quality spectrum: 6.1% BB-rated, 78.9% B-rated, and 12.0% CCC-rated and below, with over 55% of the portfolio consisting of senior secured obligations. Within the CCC-rated and below category, the majority of these assets were senior secured 2nd lien loans or short duration, yield-to-call high yield bond paper. Based on our experience within the current market environment, we believe these senior secured 2nd lien loan assets offer compelling risk-adjusted returns and may provide the portfolio with added protection against principal loss in the event of an issuer’s bankruptcy. For this reason, at its July 2014 meeting the Fund’s Board changed the Fund’s non-fundamental investment

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

policies to permit the Fund to invest up to 15% (from 10%) of its Managed Assets in high yield instruments rated (Caa1 or lower by Moody’s Investors Service, Inc. and CCC+ or lower by Standard & Poor’s Rating Services and Fitch, Inc.) or, if unrated, that are considered by Babson Capital to be of comparable quality. Generally, the asset class composition of the portfolio did not vary much over the past six months.

The Fund paid six consecutive monthly dividend payments of $0.1677 per share thus far in 2014 comprised of net investment income. The Fund’s share price and Net Asset Value (“NAV”) ended the reporting period at $24.43 and $25.77, respectively, or at a 5.20% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2014, the share price and NAV distribution rates on an annualized basis are 7.81% and 8.24%, respectively. Assets acquired through leverage, which represented 24.77% at month-end, were accretive to net investment income and benefitted shareholders.

Year-to-date through June 30, 2014, the NAV total return was +6.41%, which compares favorably to the global high yield bond market and the U.S. senior secured loan market, which returned +5.74% and +2.77%, respectively, as measured by the Bank of America / Merrill Lynch Global Non-Financial High Yield Index (HN0C) and the Credit Suisse Leveraged Loan Index. The share price total return during the same time period was +10.13% and highlights the recent investor demand seeking yield in the current low growth and low interest rate environment.

In Conclusion

As we enter into the second half of 2014, the global high yield market continues to benefit from accommodative global central bank policies and stable corporate fundamentals. While rates in the U.S. may see some increases, our view is that spread compression can offset some of the overall increase in rates. The continued developments of the central banks’ fiscal and monetary policies will remain front and center and likely have a bearing on performance as we move forward. The initial tapering in the U.S. began in January, and there could be bouts of volatility due to continued uncertainties surrounding the direction of the Federal Reserve, interest rates, inflow/outflow activity, and global economic growth.

At Babson Capital, we take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that is deeply rooted in fundamental bottom-up analysis. Based on our belief of bringing our institutional products and capabilities to the retail investors, the Fund continues to perform well, even during periods of market volatility, and we believe the Fund will continue to offer an attractive dividend yield to our shareholders in the second half of 2014.

We value your continued partnership and support, and look forward to helping you achieve your investment objectives in 2014 and beyond.

Sincerely,

Russell Morrison

President and Principal Executive Officer

Babson Capital Global Short Duration High Yield Fund

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Fund’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Fund’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2014.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

FINANCIAL REPORT

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2014

Assets
Investments, at fair value (cost $648,622,503)	$689,208,003
Cash	11,192,580
Foreign currency, at fair value (cost $14,523,186)	14,681,270
Receivable for investments sold	3,603,025
Interest receivable	10,681,946
Prepaid expenses and other assets	64,600

Total assets	729,431,424

Liabilities
Note payable	180,000,000
Payable for investments purchased	25,518,329
Dividend payable	3,363,701
Unrealized depreciation on forward foreign exchange contracts	2,708,328
Payable to adviser	535,306
Accrued expenses and other liabilities	385,815

Total liabilities	212,511,479

Total net assets	$516,919,945

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	477,884,220
Undistributed net investment income	1,294,517
Accumulated net realized loss	(378,863)
Net unrealized appreciation	38,119,870

Total net assets	$516,919,945

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$25.77

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2014 THROUGH JUNE 30, 2014

Investment Income
Interest income	$26,686,632
Other income	25,528

Total investment income	26,712,160

Operating Expenses
Advisory fees	3,345,960
Administrator fees	1,015,011
Interest expense	825,694
Directors’ fees	99,514
Professional fees	50,554
Printing and mailing expense	27,517
Registration fees	18,249
Other operating expenses	31,488

Total operating expenses	5,413,987

Net investment income	21,298,173

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	2,488,372
Net realized loss on forward foreign exchange contracts	(3,771,902)
Net realized gain on foreign currency and translation	115,370

Net realized loss on investments	(1,168,160)

Net unrealized appreciation of investments	10,152,143
Net unrealized appreciation of forward foreign exchange contracts	466,749
Net unrealized appreciation of foreign currency and translation	156,261

Net unrealized appreciation on investments	10,775,153

Net realized and unrealized gains on investments	9,606,993

Net increase in net assets resulting from operations	$30,905,166

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2014 THROUGH JUNE 30, 2014

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$30,905,166
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(271,366,617)
Proceeds from sales of long-term investments	220,934,489
Purchases of foreign currency, net	(13,391,640)
Forward currency exchange contracts, net	(466,749)
Net unrealized depreciation	(10,307,543)
Net realized gain	(2,488,372)
Amortization and acretion	760,189
Changes in operating assets and liabilities:
Decrease in interest receivable	876,661
Increase in prepaid expenses and other assets	(42,247)
Decrease in receivable for investments sold	6,491,840
Increase in payable for investments purchased	24,029,078
Decrease in payable to Adviser	(18,147)
Decrease in accrued expenses and other liabilities	(335,549)

Net cash used in operating activities	(14,419,441)

Cash Flows From Financing Activities
Advances from credit facility	37,000,000
Distributions paid to common shareholders	(26,410,170)

Net cash provided by financing activities	10,589,830

Net change in cash	(3,829,611)
Cash beginning of period	15,022,191

Cash end of period	$11,192,580

Non-Cash Financing Activities
Reinvestment of distributions by common shareholders in additional common shares	$–

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2014 THROUGH JUNE 30, 2014	YEAR ENDED DECEMBER 31, 2013

Operations
Net investment income	$21,298,173	$41,064,442
Net realized gain (loss) on investments	(1,168,160)	5,718,602
Net unrealized appreciation on investments	10,775,153	18,671,798

Net increase in net assets resulting from operations	30,905,166	65,454,842

Dividends to Common Stockholders
Net investment income	(20,182,208)	(40,359,347)
Net realized gain	–	(6,227,962)

Total dividends to common stockholders	(20,182,208)	(46,587,309)

Capital Stock Transactions
Issuance from common shares issued on reinvestment of dividends (2013: 13,099)	–	324,847

Net increase in net assets from capital stock transactions	–	324,847

Total increase in net assets	10,722,958	19,192,380

Net Assets
Beginning of period	506,196,987	487,004,607

End of period (including undistributed net investment income of $1,294,517 and $178,552, respectively)	$516,919,945	$506,196,987

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2014 THROUGH JUNE 30, 2014		YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$25.24		$24.30	$23.82	(3)
Income from investment operations:
Net investment income	1.06		2.05	0.18
Net realized and unrealized gains on investments	0.47		1.21	0.47

Total increase from investment operations	1.54		3.26	0.65

Less dividends to common stockholders:
Net investment income	(1.01)		(2.01)	(0.17)
Net realized gain	–		(0.31)	–

Total dividends to common stockholders	(1.01)		(2.32)	(0.17)

Net asset value, end of period	$25.77		$25.24	$24.30

Per common share market value, end of period	$24.43		$23.12	$23.77

Total investment return based on net asset value (2)(4)	6.41%		14.48%	2.69%

Total investment return based on market value (2)(4)	10.13%		7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$516,920		$506,197	$487,005
Ratio of expenses to average net assets	2.13	%(5)	2.06%	1.85	%(5)
Ratio of net investment income to average net assets	8.37	%(5)	8.20%	4.70	%(5)
Portfolio turnover rate (2)	32.96%		60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 133.33%*:

Bank Loans — 22.40%*:

Beverage, Food and Tobacco — 0.90%*:
Performance Food Group Company	6.25%	11/14/2019	4,596,874	$4,572,065	$4,639,992

Total Beverage, Food and Tobacco			4,596,874	4,572,065	4,639,992

Broadcasting and Entertainment — 1.08%*:
Deluxe Entertainment Services Group, Inc.	6.50	2/28/2020	3,765,765	3,676,425	3,751,644
Learfield Communications Inc.	8.75	10/8/2021	1,800,000	1,820,084	1,831,500

Total Broadcasting and Entertainment			5,565,765	5,496,509	5,583,144

Cargo Transport — 0.78%*:
Direct ChassisLink Inc.	8.25	10/31/2019	3,980,952	3,923,134	4,010,810

Total Cargo Transport			3,980,952	3,923,134	4,010,810

Chemicals, Plastics and Rubber — 1.89%*:
Cytec Monarch	8.25	4/3/2020	1,509,823	1,535,886	1,545,682
Flint Group Holdings+	8.25	4/10/2022	1,175,573	1,173,006	1,181,451
Flint Group Holdings+	7.23	6/30/2018	2,537,855	3,479,278	3,492,461
Flint Group Holdings+	8.25	5/2/2022	2,275,573	2,264,756	2,286,951
Flint Group Holdings+	7.33	6/30/2016	1,255,773	1,251,064	1,262,052

Total Chemicals, Plastics and Rubber			8,754,597	9,703,990	9,768,597

Diversified/Conglomerate Manufacturing — 0.34%*:
Alliance Laundry Systems LLC	9.50	12/10/2019	1,728,930	1,711,655	1,754,864

Total Diversified/Conglomerate Manufacturing			1,728,930	1,711,655	1,754,864

Diversified/Conglomerate Service — 2.11%*:
Redprarie Corporation	6.00	12/21/2018	2,962,613	2,909,004	2,961,368
Redprarie Corporation	11.25	12/20/2019	5,773,672	5,792,747	5,816,975
Triple Point Technology, Inc.	9.25	7/9/2021	1,543,627	1,376,683	1,362,251
Triple Point Technology, Inc.	5.25	7/10/2020	858,284	779,809	765,306

Total Diversified/Conglomerate Service			11,138,196	10,858,243	10,905,900

Electronics — 1.50%*:
Kronos, Inc.	9.75	4/30/2020	7,485,880	7,411,033	7,757,243

Total Electronics			7,485,880	7,411,033	7,757,243

Farming and Agriculture — 0.43%*:
Allflex Holdings, Inc.	8.00	7/17/2021	2,232,322	2,209,999	2,247,212

Total Farming and Agriculture			2,232,322	2,209,999	2,247,212

Finance — 1.53%*:
Confie Seguros Holding	10.25	5/8/2019	2,380,257	2,354,713	2,393,657
Cunningham Lindsey Group, Inc.	9.25	6/7/2020	5,504,015	5,524,199	5,500,602

Total Finance			7,884,272	7,878,912	7,894,259

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare — 1.50%*:
Sage Products Holdings III, LLC	9.25%	6/17/2020	3,325,292	$3,275,431	$3,383,484
TriZetto Group	4.75	5/2/2018	980,935	926,873	983,387
TriZetto Group	8.50	3/28/2019	3,394,500	3,371,181	3,411,473

Total Healthcare, Education and Childcare			7,700,727	7,573,485	7,778,344

Mining, Steel, Iron and Non-Precious Metals — 0.91%*:
Boomerang Tube, LLC	11.00	10/11/2017	5,232,559	5,193,825	4,709,303

Total Mining, Steel, Iron and Non-Precious Metals			5,232,559	5,193,825	4,709,303

Oil and Gas — 7.43%*:
Bowie Resource Partners LLC	6.75	8/17/2020	250,524	250,524	253,029
Caelus Energy Alaska	8.75	3/21/2021	15,863,828	15,662,372	15,599,378
Chief Exploration	7.50	5/16/2021	3,557,253	3,521,680	3,628,398
Fieldwood Energy LLC	8.38	9/30/2020	3,270,185	3,352,393	3,369,925
Jonah Energy LLC	7.50	5/12/2021	2,451,429	2,464,709	2,467,780
NFR Energy LLC	8.75	12/31/2018	12,834,465	12,942,453	13,075,111

Total Oil and Gas			38,227,684	38,194,131	38,393,621

Printing and Publishing — 0.13%*:
Bureau Van Dijk+	8.00	3/31/2021	500,000	678,588	692,352

Total Printing and Publishing			500,000	678,588	692,352

Retail Store — 0.57%*:
FleetPride	9.25	5/19/2020	3,000,000	2,943,813	2,940,000

Total Retail Store			3,000,000	2,943,813	2,940,000

Telecommunications — 1.30%*:
Eircom Finance Ltd+	4.76	9/30/2019	5,000,000	6,615,584	6,699,781

Total Telecommunications			5,000,000	6,615,584	6,699,781

Total Bank Loans			113,028,758	114,964,966	115,775,422

Corporate Bonds — 110.93%*:

Aerospace and Defense — 1.19%*:
Intrepid Aviation Group Holdings#^	6.88	2/15/2019	5,825,000	5,825,000	6,145,375

Total Aerospace and Defense			5,825,000	5,825,000	6,145,375

Automobile — 6.04%*:
Accuride Corp#	9.50	8/1/2018	7,700,000	7,617,799	8,111,180
Allied Specialty Vehicles#^	8.50	11/1/2019	6,000,000	5,965,020	6,315,000
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	6,000,000	6,177,456	6,675,000

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile (Continued)
International Automotive Components Group, S.A.#^	9.13%	6/1/2018	6,491,000	$6,557,268	$6,896,687
Meritor Inc.	7.88	3/1/2026	2,010,000	1,992,528	3,234,844

Total Automobile			28,201,000	28,310,071	31,232,711

Beverage, Food and Tobacco — 1.17%*:
EWOS+^	6.75	11/1/2020	2,300,000	3,139,328	3,283,555
Findus+^	9.13	7/1/2018	1,850,000	2,421,068	2,754,861

Total Beverage, Food and Tobacco			4,150,000	5,560,396	6,038,416

Broadcasting and Entertainment — 1.88%*:
Arqiva Finance+^	9.50	3/31/2020	5,000,000	7,920,665	9,712,144

Total Broadcasting and Entertainment			5,000,000	7,920,665	9,712,144

Buildings and Real Estate — 3.23%*:
Deutsche Raststatten+^	6.75	12/30/2020	750,000	1,017,708	1,103,998
Lyon Williams Homes, Inc.#	8.50	11/15/2020	8,000,000	8,050,745	8,950,000
Monier Holdings SCA+^	5.33	10/15/2020	200,000	277,689	278,516
Paroc Group+^	6.25	5/15/2020	1,050,000	1,444,431	1,481,465
Roofing Supply LLC#^	10.00	6/1/2020	4,605,000	5,017,572	4,904,325

Total Buildings and Real Estate			14,605,000	15,808,145	16,718,304

Cargo Transport — 2.97%*:
Florida East Coast Railway Corp.^	6.75	5/1/2019	1,105,000	1,105,000	1,167,156
Kenan Advantage Group, Inc.#^	8.38	12/15/2018	8,000,000	8,000,000	8,560,000
Moto Hospitality Limited+#^	10.25	3/15/2017	2,000,000	3,127,339	3,679,491
Quality Distribution Inc.#	9.88	11/1/2018	1,836,000	1,947,321	1,964,520

Total Cargo Transport			12,941,000	14,179,660	15,371,167

Chemicals, Plastics and Rubber — 5.44%*:
Associated Asphalt Partners LLC#^	8.50	2/15/2018	2,069,000	2,069,000	2,187,967
Ciech Group Finance+^#	9.50	11/30/2019	1,200,000	1,538,876	1,873,203
Cornerstone Chemical Co.#^	9.38	3/15/2018	7,975,000	8,184,135	8,433,562
LSB Industries, Inc.	7.75	8/1/2019	3,000,000	3,000,000	3,210,000
Omnova Solutions, Inc.#	7.88	11/1/2018	1,630,000	1,662,526	1,711,500
Pinnacle Operating Corp.#^	9.00	11/15/2020	2,635,000	2,642,693	2,858,975
TPC Group, Inc.#^	8.75	12/15/2020	7,065,000	7,142,633	7,824,488

Total Chemicals, Plastics and Rubber			25,574,000	26,239,863	28,099,695

Containers, Packaging and Glass — 1.17%*:
Innovia Group Finance+^	5.29	3/31/2020	750,000	1,021,099	1,035,191
Multi Packaging Solutions, Inc.^	8.50	8/15/2021	4,605,000	4,570,462	5,019,450

Total Containers, Packaging and Glass			5,355,000	5,591,561	6,054,641

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 3.77%*:
Appvion Inc.#^	9.00%	6/1/2020	13,200,000	$13,468,425	$13,134,000
Carlisle Transportation Products#^	8.25	12/15/2019	1,950,000	1,950,000	2,101,125
Heat Exchangers+^	5.38	6/15/2021	300,000	408,886	417,470
StoneMor Partners L.P.#^	7.88	6/1/2021	3,000,000	2,941,585	3,150,000
Waterjet Holdings, Inc.^	7.63	2/1/2020	645,000	645,000	685,313

Total Diversified/Conglomerate Manufacturing			19,095,000	19,413,896	19,487,908

Diversified/Conglomerate Service — 1.11%*:
Bravida+^	6.31	6/15/2019	5,500,000	837,999	849,479
Verisure Holdings+#^	6.79	9/1/2018	3,500,000	4,475,906	4,888,402

Total Diversified/Conglomerate Service			9,000,000	5,313,905	5,737,881

Diversified Natural Resources, Precious Metals and Minerals — 0.97%*:
Lecta S.A.+#^	8.88	5/15/2019	1,090,000	1,425,989	1,581,373
Lecta S.A.+#^	5.84	5/15/2018	2,600,000	3,267,506	3,453,375

Total Diversified Natural Resources, Precious Metals and Minerals			3,690,000	4,693,495	5,034,748

Electronics — 1.70%*:
International Wire Group, Inc.#^	8.50	10/15/2017	8,086,000	8,220,433	8,773,310

Total Electronics			8,086,000	8,220,433	8,773,310

Farming and Agriculture — 0.90%*:
Chiquita Brands International Inc.#	7.88	2/1/2021	4,247,000	4,216,167	4,623,921

Total Farming and Agriculture			4,247,000	4,216,167	4,623,921

Finance — 6.73%*:
Cabot Financial+^	6.50	4/1/2021	300,000	494,821	512,236
Cabot Financial+#^	10.38	10/1/2019	3,750,000	6,291,026	7,304,388
First Data Corp.#	11.25	1/15/2021	6,000,000	5,992,500	7,005,000
Galaxy Finco Ltd.+^	6.38	11/15/2020	650,000	1,053,229	1,129,646
Galaxy Finco Ltd.+^	7.88	11/15/2021	2,150,000	3,471,630	3,788,036
Jurassic Holdings#^	6.88	2/15/2021	1,005,000	1,005,000	1,025,100
Lowell Group Financing PLC+#^	10.75	4/1/2019	2,000,000	3,382,275	3,842,073
Lowell Group Financing PLC+^	5.88	4/1/2019	650,000	1,083,586	1,111,014
Marlin Financial+^	10.50	8/1/2020	1,350,000	2,055,045	2,674,262
Sophia Holding Finance LP#^	9.63	12/1/2018	1,375,000	1,361,250	1,430,000
TMF Group Holding+#^	5.69	12/1/2018	1,400,000	1,802,552	1,936,382
TMF Group Holding+^	9.88	12/1/2019	2,000,000	2,683,663	3,040,394

Total Finance			22,630,000	30,676,577	34,798,531

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Grocery — 0.15%*:
Premier Foods Finance+^	6.50%	3/15/2021	450,000	$753,163	$775,902

Total Grocery			450,000	753,163	775,902

Healthcare, Education and Childcare — 7.53%*:
Care UK Health+#	9.75	8/1/2017	4,000,000	6,516,577	7,196,399
Crown Newco PLC+#^	8.88	2/15/2019	6,600,000	10,929,723	12,085,843
Prospect Medical Holdings Inc#^	8.38	5/1/2019	5,000,000	5,079,605	5,450,000
Tenet Healthcare Corporation#	8.13	4/1/2022	3,700,000	3,700,000	4,282,750
Unilabs+^	7.53	7/15/2018	2,600,000	3,588,165	3,609,133
Unilabs+^	8.50	7/15/2018	1,850,000	2,344,069	2,697,864
Valeant+^	7.50	7/15/2021	3,260,000	3,260,000	3,610,450

Total Healthcare, Education and Childcare			27,010,000	35,418,139	38,932,439

Hotels, Motels, Inns and Gaming — 0.92%*:
Gala Group Finance+#	8.88	9/1/2018	2,025,000	3,267,700	3,688,333
N.H. Hotels S.A.+^	6.88	11/15/2019	700,000	950,428	1,050,623

Total Hotels, Motels, Inns and Gaming			2,725,000	4,218,128	4,738,956

Insurance — 1.39%*:
Hastings Insurance Group+^	8.00	10/21/2020	3,550,000	5,726,126	6,500,719
Towergate Finance PLC+^	8.50	2/15/2018	400,000	625,061	691,539

Total Insurance			3,950,000	6,351,187	7,192,258

Leisure, Amusement, Motion Pictures and Entertainment — 2.48%*:
Carlson Travel Holdings Inc.^	7.50	8/15/2019	2,690,000	2,735,125	2,743,800
Palace Entertainment Holdings#^	8.88	4/15/2017	4,324,000	4,459,353	4,486,150
Travelex+^	8.00	8/1/2018	2,500,000	3,823,597	4,588,667
Vue Cinimas+^	7.88	7/15/2020	550,000	835,727	1,023,701

Total Leisure, Amusement, Motion Pictures and Entertainment			10,064,000	11,853,802	12,842,318

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 3.74%*:
Cleaver-Brooks, Inc.#^	8.75	12/15/2019	4,740,000	4,858,908	5,302,875
KM Germany Holding+^	8.75	12/15/2020	1,450,000	1,876,585	2,223,744
Milacron LLC#^	8.38	5/15/2019	4,640,000	4,743,942	5,080,800
Xerium Technologies#	8.88	6/15/2018	6,324,000	6,367,924	6,719,250

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			17,154,000	17,847,359	19,326,669

Mining, Steel, Iron and Non-Precious Metals — 3.33%*:
Barminco Finance Pty Ltd.+#^	9.00	6/1/2018	6,000,000	5,942,571	5,880,000
First Quantum Minerals Ltd.+^	7.25	5/15/2022	1,300,000	1,300,000	1,355,250
Hecla Mining Company#	6.88	5/1/2021	4,388,000	4,355,358	4,355,090
Murray Energy Corp^	8.63	6/15/2021	1,050,000	1,101,049	1,136,625
Westmoreland Escrow Corp.^	10.75	2/1/2018	2,870,000	3,051,010	3,081,663

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Wise Metals#^	8.75%	12/15/2018	1,280,000	$1,280,000	$1,388,800

Total Mining, Steel, Iron and Non-Precious Metals			16,888,000	17,029,988	17,197,428

Oil and Gas — 31.66%*:
Alta Mesa Holdings, LP#	9.63	10/15/2018	4,275,000	4,358,704	4,488,750
Calumet Specialty Products#	7.63	1/15/2022	1,135,000	1,117,907	1,220,125
Calumet Specialty Products#^	6.50	4/15/2021	6,000,000	6,000,000	6,120,000
CHC Helicopter+#	9.25	10/15/2020	4,158,000	4,251,363	4,532,220
CHC Helicopter#	9.38	6/1/2021	5,000,000	5,098,302	5,337,500
Chesapeake Oilfield Operating^	6.50	7/15/2022	1,760,000	1,760,000	1,804,000
Era Group Inc.#	7.75	12/15/2022	6,019,000	5,986,383	6,395,188
Ferrellgas Partners LP#	8.63	6/15/2020	7,135,000	7,011,409	7,616,612
Global Partners LP^	6.25	7/15/2022	1,356,000	1,359,382	1,356,000
Halcon Resources Corporation#	9.75	7/15/2020	4,300,000	4,437,732	4,692,375
Halcon Resources Corporation#	8.88	5/15/2021	2,316,000	2,338,614	2,489,700
Headwaters, Inc.#	7.63	4/1/2019	3,000,000	3,106,357	3,202,500
Hercules Offshore, Inc.#^	10.25	4/1/2019	6,865,000	7,162,169	7,534,337
Linn Energy, LLC#	8.63	4/15/2020	7,873,000	8,077,496	8,502,840
Magnum Hunter Resources, Corp	9.75	5/15/2020	3,000,000	3,051,177	3,315,000
Midstates Petroleum Company Inc.#	10.75	10/1/2020	8,800,000	9,309,756	9,988,000
Midstates Petroleum Company Inc.#	9.25	6/1/2021	8,065,000	8,110,013	8,851,338
Millennium Offshore+#^	9.50	2/15/2018	6,000,000	6,000,000	6,390,000
Niska Gas Storage+#^	6.50	4/1/2019	8,850,000	8,742,287	8,496,000
Northern Tier Energy LLC#	7.13	11/15/2020	6,000,000	6,000,000	6,502,500
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,247,159	6,540,000
Penn Virginia Corp#	8.50	5/1/2020	4,000,000	4,000,000	4,470,000
Quicksilver Resources#^	7.00	6/21/2019	2,149,000	2,154,277	2,084,530
Resolute Energy Corp.#	8.50	5/1/2020	7,285,000	7,423,677	7,594,612
RKI Exploration and Production, LLC#^	8.50	8/1/2021	5,405,000	5,441,623	5,864,425
Samson Investment Company#^	10.75	2/15/2020	5,000,000	5,212,069	5,268,750
Sanchez Energy Corp.^	6.13	1/15/2023	3,210,000	3,210,000	3,314,325
Shelf Drilling Holdings Ltd+#^	8.63	11/1/2018	6,000,000	6,065,947	6,420,000
Topaz Marine SA+#^	8.63	11/1/2018	6,877,000	6,921,664	7,409,968
Welltec+#^	8.00	2/1/2019	5,500,000	5,695,819	5,857,500

Total Oil and Gas			153,333,000	155,651,286	163,659,095

Personal, Food and Miscellaneous — 3.64%*:
Brake Brothers Acquisition PLC+^	7.13	12/15/2018	5,000,000	8,315,381	8,750,342
Cerved Holding Spa+^	8.00	1/15/2021	4,000,000	5,342,930	6,134,465
Teamsystem S.P.A.+^	7.38	5/15/2020	2,680,000	3,548,565	3,908,257

Total Personal, Food and Miscellaneous			11,680,000	17,206,876	18,793,064

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Printing and Publishing — 0.57%*:
R.R. Donnelley & Sons Company	7.88%	3/15/2021	2,570,000	$2,557,150	$2,955,500

Total Printing and Publishing			2,570,000	2,557,150	2,955,500

Retail Store — 8.50%*:
Brighthouse Group PLC+^	7.88	5/15/2018	2,000,000	3,114,458	3,619,592
GRD Holding Corp.#^	10.75	6/1/2019	3,150,000	3,217,979	3,528,000
HD Supply, Inc.#	11.50	7/15/2020	5,000,000	5,260,372	6,012,500
House Fraser PLC+#^	8.88	8/15/2018	4,000,000	6,497,061	7,325,438
HSS Financing PLC+^	6.75	8/1/2019	450,000	744,885	807,670
New Look Retail Group Limited+^	8.75	5/14/2018	5,000,000	7,711,886	9,134,550
Pantry, Inc#	8.38	8/1/2020	875,000	905,121	945,000
Quicksilver, Inc.#^	7.88	8/1/2018	1,210,000	1,203,744	1,228,150
Spencer Spirit Holdings, Inc.#^	11.00	5/1/2017	5,970,000	6,303,044	6,335,663
Takko Fashion+^	9.88	4/15/2019	3,800,000	4,986,763	4,995,728

Total Retail Store			31,455,000	39,945,313	43,932,291

Telecommunications — 7.35%*:
Altice S.A.+#^	7.75	5/15/2022	3,240,000	3,240,000	3,458,700
Digicel Group Ltd+^	7.13	4/1/2022	2,000,000	2,000,000	2,085,000
Eircom Finance Ltd+^	9.25	5/15/2020	1,450,000	2,153,085	2,243,599
Manutencoop Facility Management+^	8.50	8/1/2020	2,840,000	3,852,657	4,229,084
Nara Cable FDG Ltd+#^	8.88	12/1/2018	6,000,000	5,705,262	6,405,000
Norcell Sweden+^	9.25	9/29/2018	19,500,000	3,199,894	3,174,377
Numericable Group+^	5.38	5/15/2022	700,000	967,158	1,017,219
Numericable Group+	5.63	5/15/2024	950,000	1,312,572	1,390,268
Numericable Group+^	6.00	5/15/2022	1,280,000	1,280,000	1,331,200
Numericable Group+^	6.25	5/15/2024	690,000	690,000	720,188
Play Finance+^	6.50	8/1/2019	1,200,000	1,641,071	1,762,289
Sprint Nextel Corporation#^	7.25	9/15/2021	2,650,000	2,650,000	2,921,625
UPC Broadband+^	6.75	3/15/2023	1,000,000	1,055,855	1,250,000
Wind Acquisition+^	7.00	4/23/2021	1,200,000	1,655,698	1,768,451
Wind Acquisition+^	4.00	7/15/2020	1,500,000	2,040,678	2,048,816
Wind Acquisition+^	4.22	7/15/2020	1,600,000	2,176,723	2,207,093

Total Telecommunications			47,800,000	35,620,653	38,012,909

Textiles & Leather — 1.40%*:
Perry Ellis International Inc#	7.88	4/1/2019	7,000,000	7,234,659	7,245,000

Total Textiles & Leather			7,000,000	7,234,659	7,245,000

Total Corporate Bonds			500,478,000	533,657,537	573,432,581

Total Fixed Income			613,506,758	648,622,503	689,208,003

Other assets and liabilities — (33.33)%					(172,288,058)

Net Assets — 100%					$516,919,945

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.

Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

United States	63.2%
United Kingdom	15.1%
Italy	2.9%
Germany	2.5%
Canada	2.4%
Sweden	2.2%
France	1.9%
United Arab Emirates	1.9%
Ireland	1.3%
Spain	1.1%
Azerbaijan	1.1%
Netherlands	1.0%
(Individually less than 1%)	3.4%

100.0%

^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2014. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

Forward Foreign Exchange Contracts at June 30, 2014 (Unaudited)

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
J.P. Morgan
	Swiss francs	Sell	7/14/2014	$(1,319,679)	$(1,335,272)	$(15,593)
	British pounds	Sell	7/14/2014	(107,147,708)	(109,245,646)	(2,097,938)
	Euros	Sell	7/14/2014	(76,234,386)	(76,826,182)	(591,796)
	U.S. Dollars	Buy	7/14/2014	184,701,773	184,701,773	–

				–	(2,705,327)	(2,705,327)

Morgan Stanley
	Swedish krona	Sell	7/14/2014	$(4,264,671)	$(4,267,672)	$(3,001)
	U.S. Dollars	Buy	7/14/2014	4,264,671	4,264,671	–

				–	(3,001)	(3,001)
				–	(2,708,328)	(2,708,328)

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

1.	Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisors Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

The Board has determined that it is in the best interests of the Fund and its shareholders to delegate the Board’s responsibility to a Valuation Committee, made up of officers of the Fund and employees of the Adviser, for: (1) determining whether market quotations are readily available for investments held by the Fund; and (2) determining the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability. Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Bank Loans	$–	$111,764,612	$4,010,810	$115,775,422
Bonds	–	573,432,581	–	573,432,581

Total Fixed Income	–	685,197,193	4,010,810	689,208,003

Liabilities:
Derivative Securities:
Foreign Exchange Contracts:	–	(2,708,328)	–	(2,708,328)

Total Derivative Securities	–	(2,708,328)	–	(2,708,328)

Total Investments	$–	$682,488,865	$4,010,810	$686,499,675

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2014.

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2014	VALUATION TECHNIQUES	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Bank Loan
Direct ChassisLink, Inc.	$4,010,810	Market Comparables	Forward EBITA Multiple	5.25x – 6.00x (5.62x)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period from January 1, 2014 through June 30, 2014. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AS OF DECEMBER 31, 2013	PURCHASES	SALES	ACCRETION OF DISCOUNT	NET REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	BALANCE AS OF JUNE 30, 2014	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF JUNE 30, 2014

Fixed Income
Bank Loan	$4,000,000	$–	$(19,048)	$1,483	$279	$28,096	$4,010,810	$28,096

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2014, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counter-party risk to the Fund is limited to the net unrealized gain, in any, on the contract.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with Morgan Stanley and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized a liability of $2,708,328 in net unrealized depreciation on forward foreign exchange contracts

During the period from January 1, 2014 through June 30, 2014, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2014. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts:
Forward Foreign Exchange Contracts	Payables	$2,708,328

Total		$2,708,328

The effect of derivative instruments on the Statement of Operations for the period from January 1,2014 through June 30, 2014:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$(3,771,902)

Total	$(3,771,902)

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$466,749

Total	$466,749

H.	Offsetting of Financial and Derivative Assets and Liabilities

FORWARD FOREIGN EXCHANGE CONTRACTS
Assets:
Forward foreign exchange contracts*	$188,966,444
Liabilities:
Forward foreign exchange contracts*	191,674,772

Total Financial and Derivative Net Liabilities	$2,708,328

*	Covered by master netting agreements.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2013, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
$46,549,801	$37,508	$46,587,309

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. On December 31, 2013, undistributed net investment income was decreased by $989,242, accumulated net realized gain was increased by $995,837 and additional paid-in capital was decreased by $6,595. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2013:

Cost of investments	$596,464,762

Unrealized appreciation	33,094,829
Unrealized depreciation	(2,661,472)

Net unrealized appreciation (depreciation)	30,433,357

Undistributed ordinary income	–
Undistributed long term gains	789,297

Distributable earnings	789,297

Other accumulated gain/(loss)	(2,910,088)

Total accumulated gain/(loss)	28,312,566

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014 (Unaudited)

authorities in the U.S. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

At December 31, 2013, the Fund deferred, on a tax basis, late-year December losses of $2,996,525.

6.	Investment Transactions

For the period from January 1, 2014 through June 30, 2014, the Fund purchased (at cost) and sold securities in the amount of $271,615,822 and $220,934,620 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014; the Fund entered an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Changes to the credit facility’s capacity for the period from January 1, 2014 through June 30, 2014 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2014:		$144,000,000
January 28, 2014	$144,000,000	$150,000,000
January 30, 2014	$150,000,000	$160,000,000
February 26, 2014	$160,000,000	$170,000,000
March 28, 2014	$170,000,000	$180,000,000
Capacity at June 30, 2014:		$180,000,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the period from January 1, 2014 through June 30, 2014 was approximately $169,500,000 and 1.04 percent, respectively. At June 30, 2014, the principal balance outstanding was $180,000,000 at an interest rate of 1.03 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the period from January 1, 2014 through June 30, 2014, the total amount of income netted against the interest expense is $61,587.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2013 and June 30, 2014.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2014 through June 30, 2014, the Fund paid its Trustees aggregate remuneration of $108,560. During the period, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period from January 1, 2014 through June 30, 2014, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period from January 1, 2014 through June 30, 2014, other than the amounts payable to the Adviser pursuant to the Agreement.

Babson Capital Global Short Duration High Yield Fund 2014 Semi-Annual Report

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

Thomas W. Bunn

Trustee

OFFICERS

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

    Babson Capital Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for semi-annual filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

2

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

The registrant has posted its Code of Ethics on its website at www.babsoncapital.com/bgh.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith [for principal executive officer].

Filed herewith [for principal financial officer].

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable for this filing.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Babson Capital Global Short Duration High Yield Fund

By (Signature and Title) /s/ Russell D. Morrisson
Russell D. Morrisson, President

Date 9/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Russell D. Morrisson
Russell D. Morrisson, President

Date 9/5/2014

By (Signature and Title) /s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer

Date 9/5/2014

4